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                                   EXHIBIT 23

                           Consents of BDO Seidman LLP




Consent of Independent Certified Public Accountants



American Business Financial Services, Inc.
Bala Cynwyd, Pennsylvania

We hereby consent to the incorporation by reference in the Form S-8 Registration Statement filed May 26, 2000, File no. 333-37944, of our report dated September 29, 2000, relating to the consolidated financial statements and schedules of American Business Financial Services, Inc. appearing in the Company's Annual Report on Form 10-K for the year ended June 30, 2000.

                                                            /s/ BDO Seidman, LLP
                                                            --------------------
                                                                BDO Seidman, LLP


Philadelphia, Pennsylvania
October 9, 2000






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Consent of Independent Certified Public Accountants



American Business Financial Services, Inc.
Bala Cynwyd, Pennsylvania

We hereby consent to the incorporation by reference in the Form S-8 Registration Statement filed July 1, 1999, File no. 333-82127, of our report dated September 29, 2000, relating to the consolidated financial statements and schedules of American Business Financial Services, Inc. appearing in the Company's Annual Report on Form 10-K for the year ended June 30, 2000.

                                                            /s/ BDO Seidman, LLP
                                                            --------------------
                                                                BDO Seidman, LLP


Philadelphia, Pennsylvania
October 9, 2000








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Consent of Independent Certified Public Accountants



American Business Financial Services, Inc.
Bala Cynwyd, Pennsylvania

We hereby consent to the incorporation by reference in the Form S-8 Registration Statement filed September 29, 1998, File no. 333-64655, of our report dated September 29, 2000, relating to the consolidated financial statements and schedules of American Business Financial Services, Inc. appearing in the Company's Annual Report on Form 10-K for the year ended June 30, 2000.

                                                            /s/ BDO Seidman, LLP
                                                            --------------------
                                                                BDO Seidman, LLP


Philadelphia, Pennsylvania
October 9, 2000




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